EXHIBIT 23(a)









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS











         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our reports included or incorporated by reference in this Form 10-K, into Cousins Properties Incorporated's previously filed Registration Statements File No. 33-41927, 33-56787, 33-60350 and 333-12031.





                                                           ARTHUR ANDERSEN LLP










Atlanta, Georgia
March 25, 1998